UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2022
VALLON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
100 N.18th Street, Suite 300
Philadelphia, PA 19103
(Address of principal executive offices and zip code)
(267) 207-3606
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VLON	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Vallon Pharmaceuticals, Inc. ("the Company" or "Vallon") held its Annual Meeting of Stockholders(the "Annual Meeting"). As of April 14, 2022, the record date for the Annual Meeting, there were 6,812,836 shares of Vallon common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 3,823,241, or approximately 56%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Vallon common stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal 1. Election of Directors

The Company’s stockholders elected (i) Mr. David Baker to the Company's Board of Directors, to serve as a Class I director for the remaining two years of the Class’s term or until such person's successor is duly elected and qualified and (ii) each of Dr. Richard Ammer and Ms. Marella Thorell to the Company's Board of Directors, to serve as Class II directors until the Company's 2025 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified. The voting on this proposal is set forth below:

	For	Withheld	Broker Non-Votes
David Baker	2,549,942	60,153	1,213,146
Marella Thorell	2,550,852	59,243	1,213,146
Richard Ammer	2,550,909	59,186	1,213,146

Joseph Payne and Meenu Karson continue to serve as Class III directors until the Company’s Annual Meeting of Stockholders to be held in 2023.

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting on this proposal is set forth below:

	For	Against	Abstentions
Ratification of EisnerAmper LLP	3,816,732	4,246	2,263

Proposal 3. Approval, on an Advisory, Non-Binding Basis of the Compensation of the Company's Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for 2021. The voting on this proposal is set forth below:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory, Non-Binding Basis of Executive Compensation	2,565,895	36,795	7,405	1,213,146

Proposal 4. Vote, on an Advisory, Non-Binding Basis on the Frequency of and Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on an advisory, non-binding basis, the frequency of stockholder votes on the Company’s executive compensation to be one year. The voting on this proposal is set forth below:

	1 Year	2 Years	3 Years	Abstain
Vote, on an Advisory, Non-Binding Basis, of Frequency of Advisory Vote on Executive Compensation	2,594,279	4,161	3,436	8,219

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2022	VALLON PHARMACEUTICALS, INC.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer